Exhibit 10.30

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

SECOND AMENDMENT TO MASTER LICENSE AGREEMENT

This Second Amendment to Master License Agreement (this “Amendment”) is dated as of April 8, 2015 by and between Metabasis Therapeutics, Inc., a Delaware corporation organized having its place of business at 11119 North Torrey Pines Road, Suite 200, La Jolla, CA 92037 (including its successors and permitted assigns, “Metabasis”) and Ligand Pharmaceuticals Incorporated, a Delaware corporation organized having its place of business at 11119 North Torrey Pines Road, Suite 200, La Jolla, CA 92037 (including its successors and permitted assigns, “Ligand”) on the one hand, and Viking Therapeutics, Inc., a Delaware corporation organized having its place of business at 11119 North Torrey Pines Road, Suite 50, La Jolla, CA 92037, on the other hand (including its successors and permitted assigns, “Viking,” and together with Ligand and Metabasis, the “Parties”).

This Amendment amends and modifies that certain Master License Agreement, between Metabasis and Ligand on the one hand and Viking on the other hand, dated May 21, 2014, as amended by the First Amendment to Master License Agreement, dated September 6, 2014 (as amended, the “Agreement”), as follows:

1.	Schedule 6 of the Agreement shall be replaced in its entirety with the Amended Schedule 6 attached hereto. As of immediately prior to the consummation of any Financing Transaction, Viking will take all steps necessary, including without limitation any repurchase, recapitalization, reclassification, stock split, reverse stock split or similar transaction, necessary to effectuate the provisions of Schedule 6.

2.	Schedule 7 of the Agreement shall be replaced in its entirety with the Amended Schedule 7 attached hereto.

3.	All of the other provisions of the Agreement shall remain in full force and effect.

4.	This Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A facsimile or a portable document format (PDF) copy of this Amendment, including the signature pages, will be deemed an original.

[Signatures Follow]

1

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to Master License Agreement to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

Metabasis Therapeutics, Inc.		Viking Therapeutics, Inc.

By:	/s/ John Higgins	By:	/s/ Brian Lian
Name:	John Higgins	Name:	Brian Lian
Title:	Chief Executive Officer	Title:	President and CEO

Ligand Pharmaceuticals Incorporated

By:	/s/ John Higgins
Name:	John Higgins
Title:	Chief Executive Officer

2

AMENDED SCHEDULE 6

ISSUANCE OF VIKING SECURITIES

Licensed Program	Viking Securities to be Issued To:	Dollar Amount of Viking Securities to be Issued:	Number of Shares of Viking Securities
DGAT-1 Program	Metabasis	[…***…]	(1)
EPOR Program	Ligand	[…***…]	(1)
SARM Program	Ligand	[…***…]	(1)
TR-Beta Program	Metabasis	[…***…]	(1)
FBPase Program	Metabasis	[…***…]	(1)

TOTAL		$29,000,000

**	Includes the Exercise Fee

(1)	The aggregate number of shares of Viking Securities issued to Ligand and/or Metabasis (collectively) pursuant to Section 5.1(b) and this SCHEDULE 6 shall be as follows.

(a) In the event the valuation of the Company as of immediately prior to the Financing Transaction, based on the number of shares of capital stock of Viking outstanding calculated on a Fully-Diluted Basis (as defined below) as of immediately prior to the Financing Transaction (and prior to giving effect to the issuance of any shares of Viking Securities in the Financing Transaction) (the “Pre-Money Valuation”), is up to or equal to […***…], the aggregate number of shares of Viking Securities issued to Ligand and Metabasis (collectively) pursuant to this Agreement (for purposes of this subsection (a), the “MLA Shares”) shall be equal to:

[…***…]

Notwithstanding the previous sentence, and subject to the subsequent sentence, in the event the MLA Shares, when added to any shares of Viking Securities that Ligand purchases in the Financing Transaction, represents in excess of 49.90% of the outstanding Viking Securities immediately following the Financing Transaction, including without limitation any shares issued in connection with the Financing Transaction (the “Ownership Cap”), then the number of MLA Shares acquired hereunder shall be reduced by a number of shares (for purposes of this subsection (a), the “Cutback Shares”) which results in Ligand owning a number of Viking Securities immediately after the Financing Transaction not exceeding the Ownership Cap.

Amended Schedule 6-1

*Confidential Treatment Requested

Notwithstanding the previous sentence, in the event the Financing Transaction is a Public Offering and the underwriters are granted and exercise an option to purchase additional shares (the “Overallotment Shares”), then Viking shall issue to Ligand at the time of the closing of the Overallotment Shares, a number of additional shares of Viking Securities equal to the number of Overallotment Shares, but not to exceed the number of Cutback Shares; provided that in no event shall the aggregate number of (i) MLA Shares, plus (ii) the shares of Viking Securities that Ligand purchases in the Financing Transaction, plus (iii) the shares of Viking Securities that Ligand receives upon the closing of the Overallotment Shares exceed the Ownership Cap.

For purposes of this Amended Schedule 6, “Fully-Diluted Basis” means the total number of shares that (i) includes (A) all then-outstanding shares and shares issuable under then-outstanding equity awards and warrants (if any) as of immediately prior to the Financing Transaction (and prior to giving effect to the issuance of any shares of Viking Securities in the Financing Transaction), (B) shares (and options to purchase shares) issuable pursuant to consulting agreements then in effect, (C) shares issuable to holders of then-outstanding convertible notes (but excluding convertible notes held by Ligand) and (D) any outstanding shares of common stock issued prior to the Financing Transaction, as may be adjusted pursuant to any repurchase, recapitalization, reclassification, stock split, reverse stock split or similar transaction, as well as the shares of Viking Securities to be issued to Ligand pursuant to Section 5.1(b) of the Agreement and this Schedule 6, and (ii) excludes (W) shares of common stock issuable pursuant to employment agreements and employee offer letters then in effect, (X) any other shares of common stock and equity awards issued or issuable in, upon or following the closing of the Financing Transaction, (Y) shares reserved pursuant to Viking’s equity incentive plan (unless the shares are subject to an award outstanding under the plan as of immediately prior to the Financing Transaction), and (Z) shares reserved pursuant to Viking’s employee stock purchase plan.

For the purposes of the dollar amounts, the shares of Viking common stock shall be valued at the price per share provided in Section 5.1(b) (in the case of an initial public offering, the IPO Price per share to the public as defined in Section 1.38 of the Agreement).

For example, if the Pre-Money Valuation is equal to […***…], Ligand would be entitled to […***…], or […***…], of the total […***…] shares, while the other holders of Viking Securities would be entitled to […***…], or […***…], of the total
[…***…] shares; if the IPO Price […***…], is equal to […***…] per share, then in this example Ligand would receive
[…***…] shares as MLA Shares and the other holders of Viking Securities would hold […***…] shares as of immediately prior to the Financing Transaction.

Amended Schedule 6-2

*Confidential Treatment Requested

Next, in this example, if Ligand purchases […***…] in a Public Offering with an aggregate size of […***…] with the same
[…***…] per share IPO Price, Ligand would receive […***…] shares in the Public Offering for an aggregate ownership of
[…***…] shares and the other holders of Viking Securities would initially be allocated […***…] shares in the Public Offering for an aggregate ownership of […***…] shares. With a post-Public Offering valuation of […***…], the number of Viking Securities outstanding after giving effect to the issuance […***…] shares in the Public Offering would be […***…]. Investors in the Public Offering other than Ligand would own […***…] shares (that is, […***…]). To prevent Ligand from exceeding the Ownership Cap, and based on the aggregate ownership of the holders of Viking Securities other than Ligand, Ligand could not hold more than […***…] shares (that is, […***…]) and thus the Cutback Shares would equal […***…], or […***…] shares. The other holders of Viking Securities as of immediately prior to the Public Offering would own […***…] shares of common stock (that is, […***…]).

Finally, in this example, if the underwriters exercised their overallotment option for the full […***…] Overallotment Shares (that is, […***…] of the initial […***…] shares offered at […***…] per share for an aggregate offering price of […***…]), then Ligand would receive an additional […***…] shares, which is the number of shares required to increase Ligand’s ownership to […***…]. At the end of this example, Ligand would own […***…] shares (that is, […***…]) and the other holders of Viking Securities would hold […***…] shares, of which investors in the Public Offering other than Ligand would own […***…] shares and the other holders of Viking Securities as of immediately prior to the Public Offering would own
[…***…] shares.

(b) In the event the Pre-Money Valuation is greater than […***…], the aggregate number of shares of Viking Securities issued to Ligand and Metabasis (collectively) pursuant to this Agreement (for purposes of this subsection (b), the “MLA Shares”) shall be equal to:

[…***…]

Notwithstanding the previous sentence, and subject to the subsequent sentence, in the event the MLA Shares, when added to any shares of Viking Securities that Ligand purchases in the Financing Transaction, represents in excess of the Ownership Cap, then the number of MLA Shares acquired hereunder shall be reduced by a number of shares (for purposes of this subsection (b), the “Cutback Shares”) which results in Ligand owning a number of Viking Securities immediately after the Financing Transaction not exceeding the Ownership Cap.

Amended Schedule 6-3

*Confidential Treatment Requested

Notwithstanding the previous sentence, in the event the Financing Transaction is a Public Offering and the underwriters are granted and exercise an option to purchase Overallotment Shares, then Viking shall issue to Ligand at the time of the closing of the Overallotment Shares, a number of additional shares of Viking Securities equal to the number of Overallotment Shares, but not to exceed the number of Cutback Shares; provided that in no event shall the aggregate number of (i) the MLA Shares, plus (ii) the shares of Viking Securities that Ligand purchases in the Financing Transaction, plus (iii) the shares of Viking Securities that Ligand receives upon the closing of the underwriter’s option to purchase additional shares exceed the Ownership Cap.

For the purposes of the dollar amounts, the shares of Viking common stock shall be valued at the price per share provided in Section 5.1(b) (in the case of an initial public offering, the IPO Price per share to the public as defined in Section 1.38 of the Agreement).

Amended Schedule 6-4

AMENDED SCHEDULE 7

LICENSED PRODUCT MILESTONES AND ROYALTIES1

A.	Development and Commercial Milestones.

1. FBPase Program: Viking shall pay Metabasis the following one-time, non-refundable milestone payments with respect to the first, second, third and fourth different Indication of a Licensed Product containing an FBPase Compound to achieve the following milestone events (without regard to whether the Licensed Product which addresses and achieves a milestone event with respect to a respective Indication also achieved the same (or any other) milestone event as to another one or more of the Indications) and whether achieved by Viking, its Affiliate or its Sublicensee.

Milestone event payable for each Indication up to the fourth Indication	Milestone Payment
[…***…]	[…***…]

For the avoidance of doubt, the total maximum milestone payments payable under this Section A.1 for all Licensed Products containing an FBPase Compound and all Indications are $240,000,000.

With respect to each milestone event, the milestone payments to be made under this Section A.1 shall be due and payable only once (or up to four times, as the case may be) as indicated, even if an Indication is discontinued after a milestone payment has been made.

[1]	Note to draft: milestones and royalties are to be paid to Ligand or Metabasis as applicable for each Licensed Program.

Amended Schedule 7-1

*Confidential Treatment Requested

2. DGAT-1 Program: Viking shall pay Metabasis the following one-time, non-refundable milestone payments with respect to the first and second different Indication of a Licensed Product containing a DGAT-1 Compound to achieve the following milestone events (without regard to whether the Licensed Product which addresses and achieves a milestone event with respect to a respective Indication also achieved the same (or any other) milestone event as to another one or more of the Indications) whether achieved by Viking, its Affiliate or its Sublicensee.

Milestone event payable for each Indication up to the second Indication	Milestone Payment
[…***…]	[…***…]

For the avoidance of doubt, the total maximum milestone payments payable under this Section A.2 for all Licensed Products containing a DGAT-1 Compound are $156,000,000.

With respect to each milestone event, the milestone payments to be made under this Section A.2 shall be due and payable only once (or up to two times, as the case may be) as indicated, even if the Development of a particular Licensed Product is discontinued after a milestone payment has been made.

3. EPOR Program: Viking shall pay Ligand the following one-time, non-refundable milestone payments with respect to the first, second and third different Indication of a Licensed Product containing an EPOR Compound to achieve the following milestone events (without regard to whether the Licensed Product which addresses and achieves a milestone event with respect to a respective Indication also achieved the same (or any other) milestone event as to another Indication) and whether achieved by Viking, its Affiliate or its Sublicensee.

Amended Schedule 7-2

*Confidential Treatment Requested

Milestone event payable for each Indication up to the third Indication	Milestone Payment
[…***…]	[…***…]

For the avoidance of doubt, the total maximum milestone payments payable under this Section A.3 for all Licensed Products containing an EPOR Compound are $144,000,000.

With respect to each milestone event, the milestone payments to be made under this Section A.3 shall be due and payable only (or up to three times, as the case may be) as indicated, even if the Development of a particular Licensed Product is discontinued after a milestone payment has been made.

4. SARM Program: Viking shall pay Ligand the following one-time, non-refundable milestone payments with respect to the first and the second different Indication of a Licensed Product containing a SARM Compound to achieve the following milestone events (without regard to whether the Licensed Product which addresses and achieves a milestone event with respect to a respective Indication also achieved the same (or any other) milestone event as to another Indication) and whether achieved by Viking, its Affiliate or its Sublicensee.

Milestone event payable for each Indication up to the second Indication	Milestone Payment
[…***…]	[…***…]

For the avoidance of doubt, the total maximum milestone payments payable under this Section A.4 for all Licensed Products containing a SARM Compound are $170,000,000.

With respect to each milestone event, the milestone payments to be made under this Section A.4 shall be due and payable only once (or up to two times, as the case may be) as indicated, even if an Indication is discontinued after a milestone payment has been made.

Amended Schedule 7-3

*Confidential Treatment Requested

5. TR-Beta Program: Viking shall pay Metabasis the following one-time, non-refundable milestone payments with respect to the first, the second and the third different Indication of a Licensed Product containing a TR-Beta Compound to achieve the following milestone events (without regard to whether the Licensed Product which addresses and achieves a milestone event with respect to a respective Indication also achieved the same (or any other) milestone event as to another one or more of the Indications) and whether achieved by Viking, its Affiliate or its Sublicensee.

Milestone event payable for each Indication up to the third Indication	Milestone Payment
[…***…]	[…***…]

For the avoidance of doubt, the total maximum milestone payments payable under this Section A.5 for all Licensed Products containing a TR-Beta Compound are $225,000,000.

With respect to each milestone event, the milestone payments to be made under this Section A.5 shall be due and payable only once (or up to three times, as the case may be) as indicated, even if an Indication is discontinued after a milestone payment has been made.

6. Payment of Development, Commercial and Special Milestones. Viking shall promptly, but in no event later than […***…] days following each achievement of a milestone event set forth in this Section A, notify Ligand in writing of the achievement of such milestone event and shall pay the relevant milestone payment within […***…] days thereafter.

B. Sublicense Milestone Payments. Viking shall pay Metabasis a one-time, non-refundable milestone payment of Two Million Five Hundred Thousand Dollars ($2,500,000) upon the occurrence of a First Commercial Sale of an FBPase Compound by a Sublicensee (which, for clarity, shall not include a Sublicense to a contract manufacturer in connection with Commercialization).

Viking shall promptly, but in no event later than […***…] days following the achievement of the milestone event set forth in this Section B, notify Ligand in writing of the achievement of such milestone event and shall pay the milestone payment within […***…] days thereafter.

Amended Schedule 7-4

*Confidential Treatment Requested

C.	Sales Milestone Payments.

1. DGAT-1. Viking shall pay Metabasis the following one-time, non-refundable milestone payments with respect to Licensed Products containing a DGAT-1 Compound as follows:

Milestone event payable	Milestone Payment
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing a DGAT-1 Compound reach or surpass […***…]	[…***…]
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing a DGAT-1 Compound reach or surpass […***…]	[…***…]
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing a DGAT-1 Compound reach or surpass […***…]	[…***…]

2. FBPase. Viking shall pay Metabasis the following one-time, non-refundable milestone payments with respect to Licensed Products containing a FBPase Compound as follows:

Milestone event payable	Milestone Payment
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing a FBPase Compound reach or surpass […***…]	[…***…]
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing a FBPase Compound reach or surpass […***…]	[…***…]
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing a FBPase Compound reach or surpass […***…]	[…***…]

Amended Schedule 7-5

*Confidential Treatment Requested

3. EPOR. Viking shall pay Ligand the following one-time, non-refundable milestone payments with respect to Licensed Products containing an EPOR Compound as follows:

Milestone event payable	Milestone Payment
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing an EPOR Compound reach or surpass […***…]	[…***…]
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing an EPOR Compound reach or surpass […***…]	[…***…]
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing an EPOR Compound reach or surpass […***…]	[…***…]

4. SARM. Viking shall pay Ligand the following one-time, non-refundable milestone payments with respect to Licensed Products containing a SARM Compound as follows:

Milestone event payable	Milestone Payment
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing a SARM Compound reach or surpass […***…]	[…***…]
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing a SARM Compound reach or surpass […***…]	[…***…]
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing a SARM Compound reach or surpass […***…]	[…***…]

Amended Schedule 7-6

*Confidential Treatment Requested

5. TR-Beta. Viking shall pay Metabasis the following one-time, non-refundable milestone payments with respect to Licensed Products containing a TR-Beta Compound as follows:

Milestone event payable	Milestone Payment
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing a TR-Beta Compound reach or surpass […***…]	[…***…]
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing a TR-Beta Compound reach or surpass […***…]	[…***…]
The end of the […***…] during which cumulative Net Sales for all Licensed Products containing a TR-Beta Compound reach or surpass […***…]	[…***…]

6. Payment of Sales Milestones. Viking shall include in its report delivered each […***…] under Section 5.5 of this Agreement a notation regarding the achievement of such milestone event and for which category or categories of Licensed Products it has been achieved. Viking shall pay the relevant milestone payment concurrently with the payment of royalties based on the applicable […***…] report.

D.	Royalty Payments.

1. DGAT-1. Viking shall, during the applicable Royalty Term, pay to Metabasis a royalty on aggregate annual worldwide Net Sales by Viking and its Affiliates and Sublicensees of all Licensed Products with one or more Valid Claims Covering any DGAT-1 Compound contained in such Licensed Products, at the percentage rates set forth below:

Annual worldwide Net Sales of Licensed Products Containing a DGAT-1 Compound per Calendar Year (U.S. Dollars)	Incremental Royalty Rate
For Net Sales of such a Licensed Product from […***…] up to and including […***…]	[…***…]%
For that portion of Net Sales of a Licensed Product that is greater than […***…] and less than or equal to […***…]	[…***…]%
For that portion of Net Sales of a Licensed Product that is greater than […***…]	[…***…]%

Amended Schedule 7-7

*Confidential Treatment Requested

By way of illustration, assume in a Calendar Year that aggregate worldwide annual Net Sales of all such Licensed Products total $950,000,000. The total royalties due and payable by Viking to Metabasis for such Net Sales would be […***…], calculated as follows:

[…***…]

2. FBPase. Viking shall, during the applicable Royalty Term, pay to Metabasis a royalty on aggregate annual worldwide Net Sales by Viking and its Affiliates and Sublicensees of all Licensed Products with one or more Valid Claims Covering any FBPase Compound contained in such Licensed Products, at the percentage rates set forth below:

Annual worldwide Net Sales of Licensed Products Containing a FBPase Compound per Calendar Year (U.S. Dollars)	Incremental Royalty Rate
For Net Sales of such a Licensed Product from […***…] up to and including […***…]	[…***…]%
For that portion of Net Sales of a Licensed Product that is greater than […***…] and less than or equal to […***…]	[…***…]%
For that portion of Net Sales of a Licensed Product that is greater than […***…]	[…***…]%

By way of illustration, assume in a Calendar Year that aggregate worldwide annual Net Sales of all such Licensed Products total $950,000,000. The total royalties due and payable by Viking to Metabasis for such Net Sales would be […***…], calculated as follows:

[…***…]

Amended Schedule 7-8

*Confidential Treatment Requested

3. EPOR. Viking shall, during the applicable Royalty Term, pay to Ligand a royalty on aggregate annual worldwide Net Sales by Viking and its Affiliates and Sublicensees of all Licensed Products with one or more Valid Claims Covering any EPOR Compound contained in such Licensed Products, at the percentage rates set forth below:

Annual worldwide Net Sales of Licensed Products Containing an EPOR Compound per Calendar Year (U.S. Dollars)	Incremental Royalty Rate
For Net Sales of such a Licensed Product from […***…] up to and including […***…]	[…***…]%
For that portion of Net Sales of a Licensed Product that is greater than […***…] and less than or equal to […***…]	[…***…]%
For that portion of Net Sales of a Licensed Product that is greater than […***…]	[…***…]%

By way of illustration, assume in a Calendar Year that aggregate worldwide annual Net Sales of all such Licensed Products total $950,000,000. The total royalties due and payable by Viking to Ligand for such Net Sales would be […***…], calculated as follows:

[…***…]

4. SARM. Viking shall, during the applicable Royalty Term, pay to Ligand a royalty on aggregate annual worldwide Net Sales by Viking and its Affiliates and Sublicensees of all Licensed Products with one or more Valid Claims Covering any SARM Compound contained in such Licensed Products, at the percentage rates set forth below:

Annual worldwide Net Sales of Licensed Products Containing a SARM Compound per Calendar Year (U.S. Dollars)	Incremental Royalty Rate
For Net Sales of such a Licensed Product from […***…] up to and including […***…]	[…***…]%
For that portion of Net Sales of a Licensed Product that is greater than […***…] and less than or equal to […***…]	[…***…]%
For that portion of Net Sales of a Licensed Product that is greater than […***…]	[…***…]%

Amended Schedule 7-9

*Confidential Treatment Requested

By way of illustration, assume in a Calendar Year that aggregate worldwide annual Net Sales of all such Licensed Products total $950,000,000. The total royalties due and payable by Viking to Ligand for such Net Sales would be […***…], calculated as follows:

[…***…]

5. TR-Beta. Viking shall, during the applicable Royalty Term, pay to Metabasis a royalty on aggregate annual worldwide Net Sales by Viking and its Affiliates and Sublicensees of all Licensed Products with one or more Valid Claims Covering any TR-Beta Compound contained in such Licensed Products, at the percentage rates set forth below:

Annual worldwide Net Sales of Licensed Products Containing a TR-Beta Compound per Calendar Year (U.S. Dollars)	Incremental Royalty Rate
For Net Sales of such a Licensed Product from […***…] up to and including […***…]	[…***…]%
For that portion of Net Sales of a Licensed Product that is greater than […***…] and less than or equal to […***…]	[…***…]%
For that portion of Net Sales of a Licensed Product that is greater than […***…]	[…***…]%

By way of illustration, assume in a Calendar Year that aggregate worldwide annual Net Sales of all such Licensed Products total $950,000,000. The total royalties due and payable by Viking to Metabasis for such Net Sales would be […***…], calculated as follows:

[…***…]

Amended Schedule 7-10

*Confidential Treatment Requested

6. Royalty Payable if no Valid Claim. Notwithstanding the foregoing, in each country where there is no Valid Claim Covering the applicable Compound contained in the Licensed Products that would be infringed by the sale of such Licensed Product in such country absent a license with respect to Licensor Patents under this Agreement, then the applicable royalty rate set forth in this Section D above as applied to the sale of such Licensed Product in each such country shall be […***…] as follows: (a) with respect to Licensed Products containing a SARM Compound or a TR-Beta Compound, by […***…] (i.e., the applicable royalty rate shall be
[…***…] the rates set forth in the tables above) and such […***…] royalty shall be payable for the remaining Royalty Term for such Licensed Products; and (b) with respect to all other Licensed Products, by […***…] (i.e., the applicable royalty rate shall be
[…***…] the rates set forth in the tables above) and such […***…] royalty shall be payable for the remaining Royalty Term for all other Licensed Products.

7. Required Third Party License. If Viking, after arm’s-length negotiation, obtains a license from a Third Party to an issued and unexpired Patent the claims of which would be infringed by Viking making, using, selling, offering for sale or importing a Licensed Product, Viking may offset […***…] of the applicable Licensed Product in the applicable country; provided that in no event shall the royalty rates payable to Licensor with respect to the applicable Licensed Product in the applicable country be reduced by more than […***…].

Amended Schedule 7-11

*Confidential Treatment Requested